SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  May 7, 2001
----------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-53012-02               13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                     Address of Principal Executive Office

       Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

     On April 24, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2001-CF2 in twenty-six classes (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates, with an aggregate principal balance of $958,054,000, were sold to Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated April 18, 2001, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, and GMAC Commercial Mortgage Corporation., as servicer and as special servicer, a copy of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate multifamily and commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from Column Financial, Inc. (the "Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of April 1, 2001 (the "Mortgage Loan Purchase Agreement"), between the Mortgage Loan Seller and the Registrant, a copy of which is filed as Exhibit 4.2.

     Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                     Description
   ----------------             ------------------------

          4.1                Pooling and Servicing Agreement

          4.2               Mortgage Loan Purchase Agreement

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/ Allan Baum
                                       ------------------------------------
                                       Name:  Allan Baum
                                       Title: Vice-President

Date: May 7, 2001

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.            Description              Paper (P) or Electronic (E)
  -----------------     -------------------       ------------------------------
      4.1         Pooling and Servicing Agreement              E

      4.2        Mortgage Loan Purchase Agreement              E